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THE SECURITIES EVIDENCED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND HAVE NOT BEEN REGISTERED UNDER THE ACT, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, DISTRIBUTED, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

HOLDERS OF THIS CERTIFICATE RECEIVING COMMON STOCK PURSUANT TO THE EXERCISE OF THE SECURITIES REPRESENTED HEREBY WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AGREEMENTS AND OTHER CONDITIONS AND RESTRICTIONS SPECIFIED IN THE STOCKHOLDERS' AGREEMENT AMONG THE COMPANY AND THE OTHER STOCKHOLDERS NAMED THEREIN, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST.

Warrant No. [ ]	Number of Shares:
Date of Issuance: , 2002	(subject to adjustment)

REGAL ENTERTAINMENT GROUP
A Delaware Corporation

Warrant to Purchase Common Stock

        Regal Entertainment Group (the "Company"), for good and valuable consideration, receipt of which is hereby acknowledged, hereby grants                        , a                        [corporation], or its registered assigns (the "Registered Holder"), the right, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 4), up to                        (as adjusted from time to time) shares of common stock designated Class [A][B], par value $0.001 per share (the "Class [A][B] Common Stock"), of the Company, pursuant to the provisions of this warrant (the "Warrant"), at a purchase price of $8.88 per share (as adjusted from time to time, the "Purchase Price"). The shares purchasable upon exercise of this Warrant, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes referred to herein as the "Warrant Shares."

        1.    Exercise.

          (a)  Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant and the duly executed Notice of Exercise appended hereto as Exhibit A, at the principal office of the Company, or at such other office or agency as the Company may designate, together with payment in full of the Purchase Price payable in respect of the Warrant Shares purchased upon such exercise. The Purchase Price shall be paid to the Company by certified check or wire transfer of immediately available funds.

          (b)  Effective Time of Exercise. Exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business at the Company's principal office on the day on which this Warrant is surrendered to the Company and the Purchase Price paid as provided in Section 1. Subject to Section 3(a), at such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable shall be deemed to have become the holder or holders of record of the Warrant Shares evidenced by such certificates.

          (c)  Delivery to Holder. Subject to Section 3, as soon as practicable after the exercise of this Warrant, and in any event within twenty (20) business days thereafter, the Company shall cause to be issued in the name of, and delivered to, the Registered Holder, or such Holder(s) as the Registered Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates evidencing the number of Warrant Shares to which such Registered Holder shall be entitled.

        2.    Adjustments.

          (a)  Stock Splits and Dividends. If the outstanding Class [A][B] Common Stock shall be subdivided into a greater number of shares or a dividend in Class [A][B] Common Stock shall be paid in respect of the Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If the outstanding Class [A][B] Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          (b)  Adjustment to Number of Shares. When an adjustment to the Purchase Price is required to be made pursuant to Section 2(a), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (c)  Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case, the Registered Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the shares or other securities and property receivable upon the exercise hereof prior to such consummation, the shares or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2; and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

          (d)  Adjustment Notice. When any adjustment is required to be made pursuant to this Section 2, the Company shall send to the Registered Holder a notice setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

        3.    Transfers.

          (a)  Unregistered Security. The Registered Holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable foreign, U.S. federal or state securities laws then in effect or (ii) an exemption from such registration and qualification under the Act. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

          (b)  Permitted Class B Common Stockholders. Notwithstanding anything to the contrary in this Warrant, in the event this Warrant (i) is a warrant to acquire shares of Class B Common Stock and (ii) this Warrant is transferred to a person other than an "Eligible Class B Stockholder" (as such term is defined in the Company's certificate of incorporation, as may be amended from time to time), then this Warrant shall convert automatically into a warrant to acquire shares of Class A Common Stock, otherwise on the identical terms and conditions set forth herein, and in such event (unless the context provides otherwise) all references in this Warrant to Class B Common Stock shall be read as references to Class A Common Stock.

          (c)  Stockholders' Agreement. The Registered Holder of this Warrant acknowledges that the Registered Holder, upon exercise of this Warrant, shall become a party to and be bound by and subject to the terms and conditions of the Stockholders' Agreement, dated as of                        2002, among the Company and the stockholders named therein (as amended from time to time, the "Stockholders' Agreement"), which is attached as Exhibit B hereto and is incorporated herein by this reference. The Stockholders' Agreement shall be binding on the Registered Holder and the other parties thereto.

        4.    Termination. This Warrant and the rights hereunder shall terminate upon the sixth (6th ) anniversary of the Date of Issuance of this Warrant (the "Expiration Date").

        5.    Notices of Certain Transactions. In case:

            (a)  the Company shall take a record of the holders of its Class [A][B] Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares or other securities, or to receive any other right, to subscribe for or purchase any shares or any other securities;

            (b)  of any capital reorganization of the Company, any reclassification of the shares of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity) or any transfer of all or substantially all of the assets of the Company; or

            (c)  of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

    then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of its Class [A][B] Common Stock are to be determined. Such notice shall be sent at least fifteen (15) business days prior to the record date or effective date for the event specified in such notice.

        6.    Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

        7.    Authorization. All corporate action on the part of the Company and its directors necessary for the authorization, execution, delivery and performance of the Warrant by the Company, and the authorization, sale, issuance and delivery of the Warrant Shares has been taken. The Warrant, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms. The Warrant Shares have been duly and validly reserved and, when issued, will be validly issued, fully paid and nonassessable; and the Warrant Shares will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed on the Registered Holders; provided, however, that the Warrant Shares may be subject to restrictions on transfer by contract or under state or federal securities laws and restrictions.

        8.    Governmental Consent. No consent, approval order or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with offer, sale or issuance of the Warrant or the Warrant Shares, or the consummation of any other transaction contemplated hereby.

        9.    Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed given when sent, if delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

        10.  No Rights as Stockholder. The Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

        11.  No Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one Warrant Share on the date of exercise, as determined in good faith by the Board of Directors of the Company.

        12.  Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

        13.  Headings. The headings in this Warrant are descriptive only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

        14.  Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

REGAL ENTERTAINMENT GROUP
By:

Name:

Title:

7132 Mike Campbell Drive Knoxville, TN 37918 Attention: General Counsel
with a copy (which shall not constitute notice) to:
Hogan & Hartson L.L.P. One Tabor Center Suite 1500 1200 Seventeenth Street Denver, Colorado 80202 Attention: Christopher J. Walsh

[Signature Page to Warrant]

S-1

NOTICE OF EXERCISE

To: Regal Entertainment Group

        The undersigned hereby irrevocably, subject to the terms and conditions contained in the attached Warrant, elects to purchase                        shares of Class    Common Stock of Regal Entertainment Group, pursuant to the provisions of Section 1 of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, in cash. Notwithstanding anything to the contrary in the attached Warrant, if the undersigned is not, or received this Warrant in a transfer from a person who was not, an "Eligible Class B Stockholder" (as such term is defined in the Company's certificate of incorporation, as may be amended from time to time), then election to purchase shall be for shares of Class A Common Stock only.

        In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Class    Common Stock is being acquired solely for the account of the undersigned and the undersigned will not offer, sell or otherwise dispose of any of the Class    Common Stock in contravention of Section 3 of the Warrant.

        Please issue a certificate or certificates representing said Class    Common Stock in the name of the undersigned or in such other name as is specified below.

[REGISTERED HOLDER]
By:

Date:		Name:

Title:

ASSIGNMENT FORM

        FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfer unto the Assignee named below the attached Warrant, together with all of the rights of the undersigned under the Warrant, with respect to the number of shares of Class [A][B] Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint                        as its attorney to make such transfer on the books of Regal Entertainment Group, maintained for the purpose, with full power of substitution in the premises.

        The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the securities to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any securities to be issued upon exercise hereof in contravention of Section 3 of the Warrant. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities so purchased are being acquired for investment and not with a view toward distribution or resale.

        Notwithstanding anything to the contrary in this Warrant, in the event this Warrant (i) is a warrant for shares of Class B Common Stock and (ii) this Warrant is transferred to a person other than an "Eligible Class B Stockholder" (as such term is defined in the Company's certificate of incorporation, as may be amended from time to time), then this Warrant shall convert automatically into a warrant for shares of Class A Common Stock, otherwise on the identical terms and conditions set forth herein, including but not limited to with respect to the number of Warrant Shares and the Purchase Price, and in such event (unless the context provides otherwise) all references in this Warrant to Class B Common Stock shall be read as references to Class A Common Stock.

Dated:

Signature of Holder Note: The above signature should correspond exactly with the name on the face of the attached Warrant.

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Warrant to Purchase Common Stock